                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 28, 2001

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

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                Delaware                               1-14387                           06-1522496
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                Delaware                               1-13663                           06-1493538
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    (State or Other Jurisdiction of            (Commission file Number)       (IRS Employer Identification No.)
             Incorporation)
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Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 5.  Other Events.

         Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1          Press release issued by United Rentals, Inc. on February 28, 2001

99.2 Transcript of investor conference call held by the registrant on February 28, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of February 2001.

                                              UNITED RENTALS, INC.



                                              By:  Michael J. Nolan
                                                   ----------------
                                              Name:  Michael J. Nolan
                                              Title:  Chief Financial Officer

Date: February 28, 2001